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                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.

                                ______________


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)      June 29, 2001
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                         InSight Health Services Corp.
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              (Exact name of registrant as specified in charter)


Delaware                              0-28622                 33-0702770
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(State or other jurisdiction        (Commission            (I.R.S. Employer
of incorporation)                   file number)          Identification No.)




           4400 MacArthur Boulevard, Suite 800, Newport Beach, CA 92660
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        (Address of principal executive offices)               (Zip Code)




                                (949) 476-0733
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              Registrant's telephone number, including area code



                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5. Other Events

         On June 29, 2001, InSight Health Services Corp. ("InSight"), InSight Health Services Holdings Corp. ("Holdings") and JWCH Merger Corp. ("Merger Corp.") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Holdings will acquire 100% of the issued and outstanding voting securities of InSight. Under the terms of the Merger Agreement, each share of InSight common stock (on an as-converted basis) will be cancelled and converted into the right to receive $18.00 in cash. The acquisition is subject to customary closing conditions, including the obtaining of financing and necessary stockholder and regulatory approvals (including the expiration of the Hart-Scott-Rodino waiting period). The transaction is expected to close in late September or early October 2001.

         Holdings is a newly formed entity that is jointly owned by affiliates of J.W. Childs Associates, L.P. and affiliates of The Halifax Group, L.L.C. The acquisition will be effected through the merger of Merger Corp., a wholly owned subsidiary of Holdings, with and into InSight, whereby InSight will survive and become a wholly owned subsidiary of Holdings.

         The Carlyle Group and its affiliates, General Electric Company and GE Fund and their affiliates, who collectively beneficially own approximately 67%, in the aggregate, of the outstanding shares of InSight common stock (on an as-converted basis), have entered into voting agreements with Holdings and Merger Corp., dated as of June 29, 2001 (collectively, the "Voting Agreements"), pursuant to which they have agreed to vote the shares beneficially owned by them in favor of approval and adoption of the merger and the Merger Agreement. Pursuant to the Voting Agreements, the Carlyle Group, General Electric Company and GE Fund and their affiliates have agreed to convert their shares of InSight Series B and Series C preferred stock into InSight Series D preferred stock on or before the record date for the special meeting of InSight stockholders at which the merger and the Merger Agreement will be considered.

         A copy of the Merger Agreement and the Voting Agreements are attached hereto as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively. On July 2, 2001, InSight issued a press release regarding the Merger Agreement, which is included as Exhibit 99.1 hereto.

Item 7.  Exhibits

Exhibits:

  2.1 Agreement and Plan of Merger, dated as of June 29, 2001, by and among InSight Health Services Holdings Corp., JWCH Merger Corp. and InSight Health Services Corp. (filed herewith)

  10.1 Voting Agreement, dated as of June 29, 2001, among InSight Health Services Holdings Corp., JWCH Merger Corp., Carlyle Partners II, L.P., Carlyle Partners III, L.P., Carlyle International Partners II, L.P., Carlyle International Partners III, L.P., C/S International Partners, State Board of Administration of Florida, Carlyle Investment Group, L.P., Carlyle-InSight International Partners, L.P., Carlyle-InSight Partners, L.P. and TC Group, L.L.C. (filed herewith)

  10.2 Voting Agreement, dated as of June 29, 2001, among InSight Health Services Holdings Corp., JWCH Merger Corp. and General Electric Company. (filed herewith)

  10.3 Voting Agreement, dated as of June 29, 2001, among InSight Health Services Holdings Corp., JWCH Merger Corp. and GE Fund. (filed herewith)

  99.1   Press Release dated July 2, 2001. (filed herewith)
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                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INSIGHT HEALTH SERVICES CORP.


Date:  July 2, 2001           By:  /s/ STEVEN T. PLOCHOCKI
                                   ------------------------
                                   Steven T. Plochocki
                                   President and Chief Executive Officer
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EXHIBIT INDEX

Exhibits:
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  2.1    Agreement and Plan of Merger, dated as of June 29, 2001, by and among
         InSight Health Services Holdings Corp., JWCH Merger Corp. and InSight Health Services Corp. (filed herewith)

  10.1 Voting Agreement, dated as of June 29, 2001, among InSight Health Services Holdings Corp., JWCH Merger Corp., Carlyle Partners II, L.P., Carlyle Partners III, L.P., Carlyle International Partners II, L.P., Carlyle International Partners III, L.P., C/S International Partners, State Board of Administration of Florida, Carlyle Investment Group, L.P., Carlyle-InSight International Partners, L.P., Carlyle-InSight Partners, L.P. and TC Group, L.L.C. (filed herewith)

  10.2 Voting Agreement, dated as of June 29, 2001, among InSight Health Services Holdings Corp., JWCH Merger Corp. and General Electric Company. (filed herewith)

  10.3 Voting Agreement, dated as of June 29, 2001, among InSight Health Services Holdings Corp., JWCH Merger Corp. and GE Fund. (filed herewith)

  99.1   Press Release dated July 2, 2001. (filed herewith)